UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2025

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	New York	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants to purchase shares of Class A common stock	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 30, 2025, the board of directors (the “Board”) of Better Home & Finance Holding Company (the “Company”), elected David Barse and Bhaskar Menon to serve as directors of the Board, effective August 1, 2025. In approving these elections, the Board concluded that each of Mr. Barse and Mr. Menon satisfies the independence requirements of the Nasdaq Stock Market. The Board expects to appoint Messrs. Barse and Menon to one or more of its committees, with such committee assignment(s) to be determined at a later date.

Each of Mr. Barse and Mr. Menon will be entitled to compensation payable to the Company’s directors pursuant to the Company’s Director Compensation Policy (as amended from time to time, the “Director Compensation Policy”), which, among other things, provides for: (i) an annual cash retainer of $150,000 for serving on the Board and (ii) an annual equity retainer in the form of restricted stock units with a fair market value of $150,000. The cash retainers described above are paid quarterly in arrears, and the equity retainers described above will vest on the business day immediately preceding the annual meeting of stockholders, each of which is expected to be prorated to reflect the commencement date of Mr. Barse’s and Mr. Menon’s service.

Each of Mr. Barse and Mr. Menon is expected to enter into the Company’s standard form of indemnification agreement with the Company. There are no arrangements or understandings between either Mr. Barse or Mr. Menon and any other person pursuant to which either was selected as a director. There are no family relationships between either Mr. Barse or Mr. Menon and any director or executive officer of the Company. Neither Mr. Barse nor Mr. Menon has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: August 5, 2025	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Corporate Secretary